UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2004

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100 Houston, Texas		77067

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

It is with deep sadness that the Board of Directors of Noble Energy, Inc, announces the death of director Dale P. Jones. Mr. Jones served as a director of the Company since 1998. Please see the press release attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

99.1	Press Release dated November 9, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: November 9, 2004	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Item	Exhibit
99.1	Press Release date November 9, 2004